UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2007

SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-32745 (Commission File Number)	88-0471353 (IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314 Henderson, Nevada (Address of principal executive offices)	89074 (Zip Code)

Registrant’s telephone number, including area code: (702) 868-7900

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2007 Shearson Financial Network issued a press release announcing its results for the three months ended June 30, 2007, a copy of which is attached hereto as Exhibit 99.1.

Exhibit No.                    Exhibit Name

99.1                                Press release of Shearson Financial Network, Inc. dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEARSON FINANCIAL NETWORK, INC.

Dated: August 16, 2007	By:	/s/ Michael A. Barron
	Name:	Michael A. Barron
	Title:	Chief Executive Officer